Electronically Filed
7/2/2020 12:28 PM
Steven D. Grierson
CLERK OF THE COURT

NOE

JAY A. SHAFER, ESQ.
Nevada Bar No. 9184
CORY READE DOWS AND SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Facsimile: (702) 794-4421
JShafer@crdslaw.com
Attorneys for Respondent
Go Silver Toprich Holdings, Inc.

CORY READE DOWS & SHAFER
1333 N. Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of **GO SILVER TOPRICH HOLDINGS, INC., a Nevada Corporation,**	Case No. A-19-805646-B Dept. No. XXVII

NOTICE OF ENTRY OF STIPULATION AND ORDER TO DISMISS WITH PREJUDICE

PLEASE TAKE NOTICE that on the 2nd day of July, 2020 a Stipulation and Order to Dismiss with Prejudice, a true and correct copy of which is attached hereto, was entered in the above referenced matter.

Dated this 2nd day of July, 2020.

CORY READE DOWS & SHAFER

By:____________________
JAY A. SHAFER, ESQ.
Nevada Bar No. 009184
1333 N. Buffalo Drive, Suite 210
Las Vegas, Nevada 89103
(702) 794-4411
Attorneys for Respondent
Go Silver Toprich Holdings, Inc.

CERIFICATE OF SERVICE

THE UNDERSIGNED does hereby certify that I am over 18 years of age and that on the 2nd day of July, 2020, I transmitted via electronic service a copy of Notice of Entry of Stipulation and Order to Dismiss with Prejudice.

Peter L. Chasey Chasey Law Offices 3295 N. Fort Apache Road, Ste. 110 Las Vegas, NV 89129 peter@chaseylaw.com

[signature]

An Employee of CORY READE DOWS AND SHAFER

CORY READE DOWS & SHAFER
1333 N. Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

Electronically Filed
07/02/2020 9:27 AM
CLERK OF THE COURT

SAO
JAY A. SHAFER, ESQ.
Nevada Bar No. 9184
CORY READE DOWS AND SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Facsimile: (702) 794-4421
JShafer@crdslaw.com
Attorneys for Respondent
Go Silver Toprich Holdings, Inc.

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of

GO SILVER TOPRICH HOLDINGS, INC., a Nevada Corporation,

Case No. A-19-805646-B
Dept. No. XXVII

STIPULATION AND ORDER TO DISMISS WITH PREJUDICE

IT IS HEREBY STIPULATED AND AGREED pursuant to N.R.C.P. 41 between Petitioner Custodian Ventures, LLC, by and through its counsel Peter Chasey, Esq., and Respondent Go Silver Toprich Holdings, Inc, by and through its counsel Jay A. Shafer, Esq., that all claims, counterclaims, cross-claims and affirmative defenses by and between the Settling

///

///

Cory Reade Dows & Shafer
1333 N. Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

Parties shall be and hereby are dismissed with prejudice, with each of party to bear all of their respective own costs and attorneys' fees herein incurred.

DATED this 30th day of June, 2020.

CORY READE DOWS & SHAFER

By: [signature]
Jay A. Shafer, Esq.
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411
Attorney for Respondent

DATED this 25th day of June, 2020.

CHASEY LAW OFFICES.

By: Peter Chasey
Peter L Chasey Esq.
3295 N Fort Apache, Suite 110
Las Vegas, Nevada 89129
(702) 233-0393
Attorney for Petitioner

ORDER

IT IS SO ORDERED this _____ day of _____, 2020.

Dated this 2nd day of July, 2020

Nancy L Allf
DISTRICT COURT JUDGE
JD

3F8 892 A643 547B
Nancy Allf

Submitted by:
CORY READE DOWS & SHAFER

By: [signature]
JAY A. SHAFER, ESQ.
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411
Fax: (702) 794-4421
jshafer@crdslaw.com
Attorneys for Respondent

Cory Reade Dows & Shafer
1333 N. Buffalo Drive, Suite #210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

Custodian Ventures, LLC, Plaintiff(s) vs. Go Silver Toprich Holdings, Inc., Defendant(s)	CASE NO: A-19-805646-B DEPT. NO. Department 27

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Stipulation and Order for Dismissal With Prejudice was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 7/2/2020

Jay Shafer	JShafer@premierlegalgroup.com
Peter Chasey	peter@chaseylaw.com
Laurie Alderman	lalderman@crdslaw.com
Leta Metz	assistant@crdslaw.com